UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release dated January 26, 2005

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2005, Indus International, Inc. (the “Company”) announced its financial results for the quarter ended December 31, 2004. The press release announcing financial results for the quarter ended December 31, 2004 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release dated January 26, 2005 relating to financial results for the fiscal quarter ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.
/s/ Thomas W. Williams
Name:	Thomas W. Williams
Title:	Executive Vice President and Chief Financial Officer

Date: January 26, 2005